Exhibit 99.1

NeuLion, Inc. Announces Board Approval of US$10 Million Stock Buy Back Through Normal Course Issuer Bid

PLAINVIEW, NY—March 8, 2016 - NeuLion, Inc. (TSX: NLN), a leading technology product and service provider specializing in the broadcasting, distribution and monetization of live and on-demand digital video content to Internet-enabled devices, today announced that its board of directors has authorized the repurchase of up to US$10 million of NeuLion’s common stock over the next 12 months.  The repurchase plan is subject to approval by the Toronto Stock Exchange (“TSX”) prior to commencement.  Repurchases will be made in open market transactions pursuant to a trading plan meeting the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934 and will comply with Exchange Act Rule 10b-18 and the rules and regulations of the TSX and Canadian securities laws. The Company intends to submit an application to the TSX for approval of a normal course issuer bid, or NCIB, later this week.

About NeuLion
NeuLion, Inc. (TSX: NLN) offers solutions that power the highest quality digital experiences for live and on-demand content up to 4K on any device.  Through its end-to-end technology platform, NeuLion enables digital content management, distribution and monetization for content owners worldwide including the NFL, NBA, World Surf League, Univision Deportes, Euroleague Basketball and others. NeuLion also operates a robust consumer electronics licensing business that has enabled over 1 billion devices worldwide with secure, high-quality video streaming, and delivers a DivX consumer software offering that has been downloaded over 1 billion times.  NeuLion's customers include major sports, entertainment and global content companies as well as major consumer electronics manufacturers and software companies.  NeuLion is headquartered in Plainview, NY. For more information about NeuLion, visit www.NeuLion.com.

Forward-Looking Statements
Certain statements herein are forward-looking statements and represent NeuLion’s current intentions in respect of future activities.  Forward-looking statements can be identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend” and statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might” occur or be achieved and other similar expressions.  These statements, in addressing future events and conditions, involve inherent risks and uncertainties.  Although the forward-looking statements contained in this release are based upon what management believes to be reasonable assumptions, NeuLion cannot assure readers that actual results will be consistent with these forward-looking statements.  These forward-looking statements are made as of the date of this release and NeuLion assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law.  Many factors could cause NeuLion’s actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including:  our ability to derive anticipated benefits from the acquisition of DivX; our ability to realize some or all of the anticipated benefits of our partnerships; general economic and market segment conditions; our customers’ subscriber levels and financial health; our ability to pursue and consummate acquisitions in a timely manner; our continued relationships with our customers; our ability to negotiate favorable terms for contract renewals; competitor activity; product capability and acceptance rates; technology changes; regulatory changes; foreign exchange risk; interest rate risk; and credit risk.  These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements.  A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the “Risk Factors” section of NeuLion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which is available on www.sec.gov and filed on www.sedar.com.

Investor Relations Contact:
Tim Alavathil
SVP, Finance
tim.alavathil@neulion.com
(647) 426-1254